SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
         SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ______________)

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:                    |_|  Confidential, for Use of the
|_|   Preliminary Proxy Statement                  Commission Only (as permitted
|X|   Definitive Proxy Statement                   by Rule 14a-6(e)(2))
|_|   Definitive Additional Materials
|_|   Soliciting material under Rule 14a-12

                               RIMAGE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

                  (1) Title of each class of securities to which transaction applies:
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                      transaction applies:
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                      value of transaction computed pursuant to Exchange Act
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         |_|      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:
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                  (4) Date Filed:

                               RIMAGE CORPORATION
                          7725 Washington Avenue South
                          Minneapolis, Minnesota 55439
                                 (952) 944-8144
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21, 2003
                              --------------------

TO THE SHAREHOLDERS OF
RIMAGE CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Rimage Corporation, a Minnesota corporation, will be held on Wednesday, May 21, 2003, at 3:30 p.m. (Minneapolis time), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, for the following purposes:

         1.       To elect six (6) directors of the Company for the coming year.

         2. To approve the Rimage Corporation Amended and Restated 1992 Stock Option Plan.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of record of Rimage Corporation's common stock at the close of business on April 8, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                                     By Order of the Board of Directors



                                     Bernard P. Aldrich
                                     President and Chief Executive Officer

April 18, 2003

--------------------------------------------------------------------------------
             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
         PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                               RIMAGE CORPORATION
                          7725 Washington Avenue South
                          Minneapolis, Minnesota 55439
                                 (952) 944-8144

                              --------------------
                                 PROXY STATEMENT
                              --------------------


                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited on behalf of the Board of Directors of Rimage Corporation (the "Company" or "Rimage") for use at the Annual Meeting of Shareholders to be held on May 21, 2003, at 3:30 p.m. at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Representatives of the Company may, without cost to the Company, solicit proxies for the management of the Company by means of mail, telephone or personal calls.

         Shares of the Company's common stock, $.01 par value, represented by proxies in the form solicited, will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement, for approval of the other proposals contained in this Proxy Statement and for any other matters properly brought before the meeting. Shares voted as a "withhold vote for" one or more directors will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of the election of the directors with respect to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to the matters voted on at the meeting. Each proposal presented at this Annual Meeting will be approved by the affirmative vote of the holders of a majority of shares of common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote.

         Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies' authority or a duly executed proxy bearing a later date.

         Only holders of record of common stock at the close of business on April 8, 2003 will be entitled to receive notice of and to vote at the meeting. On April 8, 2003, the Company had 8,740,190 shares of common stock outstanding. Each outstanding share is entitled to one vote on all matters presented at the meeting.

         So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting. In the event that any other matters properly come before the Annual Meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, is being furnished to each shareholder with this Proxy Statement. This Proxy Statement is being mailed to shareholders on or about April 18, 2003.

       OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information as of April 8, 2003 with respect to the Company's common stock beneficially owned by (i) each director and each nominee for director, (ii) each person known to the Company to beneficially own more than five percent of the Company's common stock, (iii) each executive officer named in the Summary Compensation Table (the "Named Executive Officers"), and (iv) all executive officers and directors as a group.

                                                         Number of Shares         Percent of
     Name and Address of Beneficial Owner             Beneficially Owned(1)       Outstanding
     ------------------------------------             ----------------------      -----------
     Kern Capital Management LLC(2)..........                1,300,000               14.9%
     114 West 46th Street, Suite 1926
     New York, NY 10036

     Richard F. McNamara(3)(4)...............                1,026,625               11.5%
     7808 Creekridge Circle
     Minneapolis, MN 55439

     Ronald R. Fletcher(4)(5)................                  360,812                4.0%

     Bernard P. Aldrich(4)(6)(7)(8)..........                  276,866                3.1%

     James L. Reissner(4)(6).................                  184,849                2.1%

     David J. Suden(4)(6)(8)(9)..............                  179,428                2.0%

     Steven M. Quist(4)(6)...................                   25,000                   *

     Thomas F. Madison(4)(6).................                   10,000                   *

     Larry M. Benveniste(6)..................                        0                   *

     Kenneth J. Klinck(8)....................                   94,789                1.1%

     Robert M. Wolf(8).......................                   34,701                   *

     All executive officers and directors as
     a group (9 persons).....................                2,193,070               22.4%

-------------------

*    Less than one percent

(1) Includes shares which could be purchased within 60 days upon the exercise of the following stock options: Mr. Fletcher, 250,750 shares; Mr. McNamara, 168,750 shares; Mr. Aldrich, 243,126 shares; Mr. Suden, 98,126 shares; Mr. Reissner, 150,000; Mr. Quist, 25,000 shares; Mr. Madison, 10,000; Mr. Klinck, 91,251; Mr. Wolf, 31,821 shares and all directors and executive officers as a group, 1,068,824 shares.

(2)  Based on Amendment No. 3 to Schedule 13G filed February 14, 2003.

(3) Includes 294,250 shares held by a charitable foundation for which Mr. McNamara serves as a trustee and for which he disclaims beneficial ownership; also includes 1,000 shares owned jointly with spouse.

(4)  Serves as a director of the Company.

(5)  Includes 2,500 shares held by a minor child.

(6)  Nominated for election as a director.

(7)  Includes 450 shares held as custodian for minor children.

(8)  Serves as an executive officer of the Company.

(9)  Includes 81,302 shares owned jointly with spouse.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         Pursuant to its bylaws, the Company has set the number of Directors at seven. Although the Company will continue to seek qualified individuals to fill the additional director position, only six directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their successors are elected. Messrs. McNamara and Fletcher, directors of the Company since 1987, are retiring from the Board of Directors and will not stand for re-election at this Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board of Directors has nominated for election the six persons named below. Each nominee, other than Mr. Larry M. Beveniste, is currently a director of the Company.

         All nominees elected at the Annual Meeting will serve until the next Annual Meeting or until their earlier death, resignation, removal, or disqualification. The persons named in the accompanying Proxy intend to vote the proxies held by them in favor of the nominees named below as directors, unless otherwise directed. The affirmative vote of a majority of the voting shares represented at the meeting, either in person or by proxy, is required for the election of each director. Should any nominee for director become unable to serve as a director for any reason, the proxies will be voted in accordance with the best judgment of the persons named therein. The Board of Directors has no reason to believe that any candidate will be unable to serve if elected.

         The following information is furnished with respect to each nominee as of April 8, 2003:

                                                        PRINCIPAL OCCUPATION AND                         DIRECTOR
               NAME AND AGE                     BUSINESS EXPERIENCE FOR PAST FIVE YEARS                   SINCE
               ------------                     ---------------------------------------                   -----
         Bernard P. Aldrich      Chief  Executive  Officer,  President  and a director of Rimage  since    1996
         Age 53                  December  1996.  President  from  January  1995  to  December  1996 of
                                 several   manufacturing   companies   controlled  by  Activar,   Inc.,
                                 including  Eiler  Spring,   Comfort  Ride  and  Bending  Technologies.
                                 Director of Apogee Enterprises, Inc.

         Thomas F. Madison       President and Chief  Executive  Officer of MLM Partners,  a consulting    2001
         Age 67                  and small business  investment company since January 1993; Chairman of
                                 Communications  Holdings,  Inc.  from  December  1996 to  March  1999;
                                 Chairman of  AetherWorks,  Inc.  since August 1999;  Vice Chairman and
                                 Chief  Executive  Officer of Minnesota  Mutual Life Insurance  Company
                                 from February 1994 to September 1994.  Director of Valmont  Industries
                                 Inc.,  Reliant Energy  Minnegasco,  ACI  Telecentrics,  Digital River,
                                 Inc.,  Span Link  Communications,  Lightning  Rod  Software,  Inc. and
                                 Delaware Group of Funds.

         Steven M. Quist         General  Manager of  CyberOptics  Semiconductor,  Inc.  subsidiary  of    2000
         Age 57                  Cyberoptics  Corporation.  Until  January  2003,  President  and Chief
                                 Executive  Officer of  CyberOptics  Corporation  since  February 1998.
                                 Director of  CyberOptics  Corporation  since June 1991.  President  of
                                 Rosemount  Inc.,  a subsidiary  of Emerson  Electric  Co.,  1992 until
                                 1998. Director of Data I/O Corporation.

         James L. Reissner       President of Activar,  Inc.,  since  January 1996 and Chief  Financial    1998
         Age 63                  Officer  of  Activar  from 1992  until  becoming  President.  Acted in various  management  and financial  management  capacities  during the past  twenty  years,  including  Managing  Director  of the  Minnesota
                                 Region of First Bank  Systems,  Inc.,  until 1990.  Director of Intek,
                                 Inc., Winland, Inc. and Magstar Technologies, Inc.


                                       3


         David J. Suden          Chief Technology  Officer of Rimage since December 1996 and a  director  1995
         Age 56                  since  September  1995;  President of Rimage from October 1994  through
                                 November 1996; Vice President-Development and Operations of Rimage from
                                 February 1991 to October 1994.

         Larry M. Benveniste     Dean of Carlson  School of Management  at the  University of  Minnesota  Nominee
         Age 52                  since December 2001.  Carlson School of Management  Associate  Dean for
                                 Faculty and Research from 2000 to 2001, Chair  of Finance Department of
                                 Carlson School of Management from 1999 to 2000. US Bancorp Professor of
                                 Finance from 1996 to 1999.

         The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

         During calendar year 2002, the Board of Directors met five times. The Board of Directors has established a Compensation Committee and an Audit Committee. On February 12, 2003, the Board of Directors also established a Governance Committee. During 2002, the Compensation Committee met one time and the Audit Committee met five times. Each nominee for director attended at least 75% of the meetings of the Board and committees on which he served during 2002.

         The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and senior management of the Company. The Compensation Committee also administers the Company's 1992 Stock Option Plan. The current members of the Compensation Committee are Messrs. Quist (Chair), Reissner and Madison.

         The Governance Committee is charged with the responsibility of establishing an appropriate structure for the governance of the Board, including the processes of director selection and tenure, setting and monitoring Board performance and management succession. The current members of the Governance Committee are Thomas F. Madison (Chair) and Steven M. Quist.

         The Governance Committee will consider nominees recommended by the Company's shareholders, provided such shareholder is eligible to make such nomination under, and follows the procedures set forth in, Section 3.14 of the Company's Amended and Restated Bylaws. The Company's Amended and Restated Bylaws provide that for a nomination to be properly made, a shareholder must provide written notice to the Company's Secretary on or before December 20, 2003 setting forth: (A) the name and record address of the shareholder and of the beneficial owner, if any, on whose behalf the nomination will be made, and (B) the class and number of shares of the corporation owned by the shareholder and beneficially owned by the beneficial owner, if any, on whose behalf the nomination will be made. As to each person the shareholder proposes to nominate, the written notice must also state: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person and (C) the class and number of shares of the corporation's capital stock beneficially owned by the person.

         Among its other functions, the Audit Committee selects the Company's independent auditors, reviews the internal and external financial reporting of the Company, reviews the scope of the independent audit, reviews all non-audit services provided by the auditors, approves auditor fees and determines auditor independence. The Audit Committee operates under a written charter adopted by the Board of Directors on May 10, 2000 and amended on February 12, 2003. A copy of the Charter of the Audit Committee of the Board of Directors of Rimage Corporation currently in effect is attached to this Proxy Statement as Appendix
A. The Company's Audit Committee presently consists of three directors: James L. Reissner (Chair), Steven M. Quist and Thomas F. Madison. The Board of Directors has determined that all members of the Audit Committee are "independent" directors under the Nasdaq Marketplace Rules.

DIRECTORS' FEES

         Directors currently receive a fee of $3,000 for each meeting of the Board of Directors which they attend. Additionally, under the Company's 2001 Stock Option Plan for Non-Employee Directors (the "Director Plan"), each non-employee director of the Company receives a non-qualified option to purchase 5,000 shares of common stock at each annual meeting of shareholders at which such director is elected or re-elected beginning with the 2001 Annual Meeting. At the 2002 Annual Meeting of Shareholders held on May 21, 2002, Messrs. Fletcher, McNamara, Quist, Reissner and Madison each received an option to purchase 5,000 shares of the Company's common stock.

         The exercise price of all options under the Director Plan is equal to the fair market value (the closing sale price on the Nasdaq if so traded) of the common stock on the date of such annual meeting. All options granted under the Director Plan are fully exercisable from the date of grant. Options under the Director Plan are not transferable. An option granted under the Director Plan expires at the earlier of ten years from the date of grant or, if the optionee ceases to be a director, (a) within twelve months, in the case of death or disability (b) as of the date of misconduct, in the case of willful misconduct or (c) within 90 days, if for any other reason. In the event Proposal 2 is approved by the Company's shareholders, options to non-employee directors will no longer be granted under the Director Plan, but will be granted under the Amended and Restated 1992 Stock Option Plan.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK REPRESENTED AT THE ANNUAL MEETING AND ENTITLED TO VOTE IS NECESSARY FOR ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE. PROXIES WILL BE VOTED IN FAVOR OF EACH NOMINEE UNLESS OTHERWISE INDICATED.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         THAT THE SHAREHOLDERS VOTE FOR
                          THE ELECTION OF EACH NOMINEE
                        ---------------------------------

                                   PROPOSAL 2:
                         APPROVAL OF RIMAGE CORPORATION
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN

         On April 4, 2003, the Company's Board of Directors approved, subject to shareholder approval, the Amended and Restated 1992 Stock Option Plan (the "Plan"), including amendments that will:

     -   allow for the issuance of restricted stock

     - provide for annual grants of non-qualified stock options to non-employee directors, in lieu of annual stock option grants under the Company's 2001 Non-Employee Director Plan

     - reserve for issuance under the Plan an additional 400,000 shares of common stock

     -   extend the Plan to May 21, 2013.

         The Plan is intended to promote the growth and profitability of the Company by providing its employees, consultants and directors with an incentive to achieve long-term corporate objectives, to attract and retain employees, consultants and directors of outstanding competence, and to provide such employees, consultants and directors with an equity interest in the Company.

DISCUSSION OF AMENDMENTS

         RESTRICTED STOCK. The Plan does not currently provide for the grant of restricted stock. However, the Company believes that the grant of restricted stock is one additional method which may be used to attract and retain employees, consultants and directors. Accordingly, the Board of Directors has amended the Plan to allow the grant of restricted stock.

         ANNUAL OPTION GRANT TO NON-EMPLOYEE DIRECTORS. The Plan has also been amended to allow for annual grants of non-qualified stock options to the Company's non-employee directors in lieu of grants under the Company's 2001 Non-Employee Director Plan (the "Director Plan"). The Director Plan was adopted to standardize the time, date, amount and terms of annual grants to directors. If Proposal 2 is adopted, no further option grants will be made under the Director Plan and grants of stock options to non-employee directors will be made exclusively under the Plan, including the stock option grants to non-employee directors elected or re-elected at this Annual Meeting. The Board of Directors believes that providing for these types of grants to non-employee directors under the Plan will allow for greater ease in administering the Company's plans.

         Assuming Proposal 2 is approved, the Committee has determined that non-employee directors elected or re-elected at this 2003 Annual Meeting will receive an option to purchase 5,000 shares of the Company's common stock. The following table sets forth the information with respect to options that will be granted under the Plan to nominees upon their election or reelection to the Board of Directors and shareholder approval of the Plan at the 2003 Annual
Meeting:

              NAME                               NUMBER OF SHARES
              Thomas F. Madison                            5,000
              Steven M. Quist                              5,000
              James L. Reissner                            5,000
              Larry M. Benveniste                          5,000
              All Non-Employee Directors,                 20,000
              as a Group

         INCREASE OF NUMBER OF SHARES AUTHORIZED. Stock options have historically been a key component in the compensation packages for both executive and technical personnel. Without the ability to grant awards of additional options or restricted stock, the Board of Directors of the Company does not believe that it would have the appropriate tools to attract and retain these personnel. At March 31, 2003, there were 2,795,000 shares reserved under the Plan and 170,908 shares remain available for grant under the Plan. In addition, there are 25,000 shares remaining available for issuance under the Director Plan. Because the Plan will allow for automatic annual option grants to non-employee directors which grants have historically been made under the Director Plan, the Board of

Directors has determined that the increase in the number of shares available under the Plan should also reflect the shares which would be available for grant under the Director Plan. If Proposal 2 is adopted, no further grants will be made under the Director Plan. The Board of Directors has amended the Plan to increase the number of shares available for issuance by 400,000, which represents 25,000 shares currently available for issuance under the Director Plan and 375,000 additional shares. The Board of Directors believes this increase will provide enough authorization to cover anticipated option grants or restricted stock awards for at least the next two years and allow for the annual option grant to non-employee directors.

         EXTENSION OF THE PLAN. The Plan initially became effective with respect to 250,000 shares on September 24, 1992, upon its adoption by the Board of Directors of the Company and approval by the shareholders of the Company. The Plan was amended by shareholders on June 5, 1994, July 11, 1997, May 10, 2000 and May 23, 2001. To provide for the future administration of, and continuing benefits under, the Plan, the Board of Directors has amended the Plan to expire ten years after the date of this Annual Meeting, or on May 21, 2013.

SUMMARY OF THE PLAN

         The following summary is qualified in its entirety by reference to the full text of the Rimage Corporation Amended and Restated 1992 Stock Option Plan attached to this Proxy Statement as Appendix B.

         ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board (the "Committee"). Except with respect to options granted to non-employee directors, the Committee has the authority to select the individuals to whom awards are granted, to determine the types of awards to be granted and the number of shares of common stock covered by such awards, to set the terms and conditions of such awards, to determine whether the payment of any amounts received under any award shall or may be deferred, and to establish rules for the administration of the Plan.

         ELIGIBLE EMPLOYEES. All employees are eligible to receive options under the Plan, including officers and directors of the Company who are also employees of the Company. Any employee, officer, director or consultant of the Company and its affiliates selected by the Committee is eligible to receive an option or restricted stock award under the Plan. The Company has approximately 140 full-time employees, including four executive officers, eligible for grants of stock options or restricted stock awards. At this 2003 Annual Meeting, there are four non-employee directors eligible for an automatic option grant as provided in the Plan. The Committee, in its discretion may also grant other awards under the Plan to directors, including awards relating to service on committees of the Board of Directors.

         PLAN AWARDS. The Plan permits the granting of incentive stock options meeting the requirements of Section 422 of the Code, and stock options that do not meet such requirements (non-qualified stock options) and restricted stock.

         No option under the plan may have a term of more than ten years. The exercise price per share under any incentive stock option may not be less than 100% of the fair market value of the common stock on the date of the grant of such option or other award. Any person who holds more than 10% of the Company's common stock may not receive an incentive option that has a term longer than five years or an exercise price of less than 110% of the fair market value on the date of grant. Determinations of fair market value under the Plan are made in accordance with methods and procedures set forth in the Plan. Each option is exercisable, during such individual's lifetime, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative.

         Additionally, at each annual meeting of shareholders at which a non-employee director of the Company is elected or re-elected, such non-employee director will receive an option to purchase 5,000 shares of common stock, or such other number of shares, not to exceed 15,000 shares of common stock, as determined by the Committee from time to time. The exercise price of the non-employee director option will be equal to the fair market value (the closing sale price on the Nasdaq if so traded) of the common stock on the date of such annual meeting. Options granted to non-employee directors under the Plan will be fully exercisable six months after the date of grant. If an optionee ceases to be a director by reason of willful misconduct, the option will expire as of the date of misconduct. Other than in the case of willful misconduct, options expire ten years from the date of grant and remain exercisable for the term of the option if the optionee ceases to be a director for any reason. All options granted under the Plan to non-employee directors are non-qualified stock options.

         The Committee may also grant restricted stock awards under the Plan that result in shares of Common stock being issued to a participant subject to restrictions against disposition during a restricted period established by the Committee. The Board may condition the grant of restricted stock upon the attainment of specified performance goals. The provisions of restricted stock awards need not be the same with respect to each recipient. The shares of restricted stock awarded under the Plan are to be held in custody by the Company until the restrictions thereon have lapsed. During the period of the restrictions, a participant has the right to vote the shares of restricted stock and to receive dividends and distributions unless the Committee requires such dividends and distributions to be held by the Company subject to the same restrictions as the restricted stock. If a participant terminates employment during the period of the restrictions, all shares still subject to restrictions will be forfeited and returned to the Company, subject to the right of the Committee to waive such restrictions in the event of a participant's death, disability, retirement or under circumstances approved by the Committee.

         AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may amend, alter or discontinue the Plan at any time, provided that shareholder approval must be obtained for any such action that would (a) increase the number of shares available for issuance or sale pursuant to the plan, (b) change the classification of persons eligible to participate in the Plan, or (c) materially increase the benefits accruing to participants under the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any option agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect. The Committee may waive any condition of, or rights of the Company under any outstanding award, prospectively or retroactively, but the Committee may not amend or terminate any outstanding award, prospectively or retroactively, without the consent of the holder or beneficiary of the award. Unless earlier terminated by the Board of Directors, the Plan will terminate on May 21, 2013.

         TRANSFER OF AWARDS. No option granted under the Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will or the laws of descent and distribution, except that the Committee may permit the designation of a beneficiary.

         TAX CONSEQUENCES

         STOCK OPTIONS. An optionee will not realize taxable compensation income upon the grant of an incentive stock option. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). At the time of exercise, the amount by which the fair market value of the shares purchased exceeds the aggregate option price shall be treated as alternative minimum taxable income for purposes of the alternative minimum tax. If the stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date (the "applicable holding periods"), any gain or loss realized upon the sale of such shares will be characterized as a capital gain or loss. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. The balance of any gain will be characterized as a long-term or short-term capital gain depending on whether the shares were held for more than one year.

         An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option. When an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at the time of exercise equal to the amount by which the fair market value of the shares purchased exceeds the aggregate option price. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income.

         RESTRICTED STOCK. The grant of restricted stock should not result in immediate income for the participant or in a deduction for the Company for federal income tax purposes, assuming the shares are nontransferable and subject to restrictions or to a deferral period which would result in a "substantial risk of forfeiture" as intended by the Company and as defined in applicable Treasury regulations. If the shares are transferable or there are no such restrictions or significant deferral periods, the participant will realize compensation income upon receipt of the award. Otherwise, a participant generally will realize taxable compensation when any such restrictions or deferral period lapses. The amount of such income will be the value of the common stock on that date less any amount paid for the shares. Dividends paid on the common stock and received by the participant during the restricted period also will be taxable compensation income to the participant. In any event, the Company will be entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. A participant may elect, under
Section 83(b) of the Code, to be taxed on the value of the restricted stock at the time of award. If the election is made, the fair market value of the stock at the time of the award is taxable to the participant as compensation income and the Company is entitled to a corresponding deduction.

         REGISTRATION WITH SECURITIES AND EXCHANGE COMMISSION. Upon approval of the Plan by the stockholders, the Company intends to file a registration statement covering the additional shares issuable under the Plan with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK REPRESENTED AT THE ANNUAL MEETING AND ENTITLED TO VOTE IS NECESSARY FOR THE APPROVAL OF PROPOSAL 2. PROXIES WILL BE VOTED IN FAVOR OF SUCH PROPOSAL UNLESS OTHERWISE INDICATED.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         THAT THE SHAREHOLDERS VOTE FOR
                           THE APPROVAL OF PROPOSAL 2
                        ---------------------------------

OTHER INFORMATION REGARDING EQUITY COMPENSATION PLANS

         The following table sets forth information regarding our equity compensation plans in effect as of December 31, 2002. Each of our equity compensation plans is an "employee benefit plan" as defined by Rule 405 of Regulation C of the Securities Act of 1933.

                            SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
                                Number of shares of common
                                 stock to be issued upon                                       Number of shares of common
                                 exercise of outstanding        Weighted-average exercise       stock remaining available
                                  options, warrants and       price of outstanding options,     for future issuance under
            Plan category               rights(1)                 warrants and rights(1)      equity compensation plans(2)
   -------------------------- ------------------------------- ------------------------------- ------------------------------
   Equity compensation                        1,501,923                           $4.66                        555,749
   plans approved by
   stockholders:

   Equity compensation                                -                               -                              -
   plans not approved by
   stockholders:

   Total                                      1,501,923                               -                        555,749

(1) Does not include shares to be issued on June 30, 2003 under the Company's Employee Stock Purchase Plan which has as its purchase period July 1 to June 30 of each year. The purchase price for shares under the Employee Stock Purchase Plan is the lesser of (a) 85% of the fair market value of the common shares on the first business day of the purchase period or (b) 85% of the fair market value of the common shares on the last business day of the purchase period.
(2) Excludes shares of common stock listed in the first column.

                             EXECUTIVE COMPENSATION

        Set forth below is biographical and other information on our executive officers. Information about Mr. Bernard P. Aldrich, the Company's President and Chief Executive Officer and Mr. David J. Suden, the Company's Chief Technology Officer, may be found under the heading "Election of Directors."

Kenneth J. Klinck, 55, started with the Company in June 1997 and has been Vice President, Sales and Marketing of the Company since September 1997 until becoming Executive Vice President, Sales on January 1, 2002. For the thirty-one years prior to joining the Company, Mr. Klinck was with Advance Machine Company, as Vice President of International Operations since October 1992, and prior to that time as President of Advance Machine's European Operations.

Robert M. Wolf, 34, started with the Company in September 1997 and has been Treasurer of the Company since January 2000 and Chief Financial Officer since February 2003. From March 1995 until joining the Company, Mr. Wolf was a CPA and audit manager with Deloitte & Touche LLP. From December 1991 until March 1995, Mr. Wolf was a CPA with House, Nezerka & Froelich PA.

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and noncash compensation for each of the past three fiscal years earned by the Chief Executive Officer and by the other executive officers of the Company whose salary and bonus earned for fiscal year 2002 exceeded $100,000 (the "Named Executive Officers").

                                                                                        LONG-TERM COMPENSATION
                                                                            ------------------------------------------------
                                        ANNUAL COMPENSATION                         AWARDS                   PAYOUTS
                           -----------------------------------------------  ------------------------  ----------------------
                                                                 OTHER
                                                                 ANNUAL      RESTRICTED                           ALL OTHER
         NAME AND                                                COMPEN-       STOCK                   LTIP        COMPEN-
    PRINCIPAL POSITION      YEAR       SALARY      BONUS         SATION(1)     AWARDS      OPTIONS    PAYOUTS      SATION(2)
----------------------------------------------------------------------------------------------------------------------------
Bernard P. Aldrich          2002      $221,000    $125,655       $14,500         --             --       --        $6,000
------------------
Chief Executive Officer     2001       220,712    $110,620       $17,500         --         20,000       --         5,250
and President               2000       206,000     140,620        12,500         --         20,000       --         5,250


David J. Suden              2002       201,000     125,639        14,500         --             --       --         6,000
--------------
Chief Technology Officer    2001       200,712     110,604        15,000         --         20,000       --         5,250
                            2000       186,000     140,558        12,500         --         20,000       --         5,250


Kenneth J. Klinck           2002       188,231      60,000            --         --             --       --         5,500
-----------------
Executive Vice President,   2001       177,825      35,573            --         --         10,000       --         5,250
Sales                       2000       189,533      45,592            --         --         10,000       --         5,250


Robert M. Wolf              2002        84,846      40,278            --         --             --       --         2,337
--------------
Chief Financial Officer     2001        78,461      30,244            --         --         10,000       --         2,361
                            2000        70,942      30,221            --         --         10,000       --         2,128

-------------------------
(1) Represents directors' fees.
(2) Represents the Company's matching contributions under its 401(k) retirement savings plan.

STOCK OPTIONS

         There were no options granted to the Named Executive Officers in fiscal year 2002.

         The following table provides information with respect to stock options held at December 31, 2002, by the Named Executive Officers.

                                               AGGREGATED OPTION EXERCISES IN LAST FISCAL
                                                    YEAR AND YEAR-END OPTION VALUES

                                SHARES                                                                 VALUE OF UNEXERCISED
                              ACQUIRED                     NUMBER OF UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
                               EXERCISE       VALUE                   YEAR-END (#)                        YEAR-END ($)(2)
            NAME             ON EXERCISE    REALIZED(1)         EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE
---------------------------  -----------    -----------    ---------------------------------         ---------------------------
Bernard P. Aldrich                   --             --       236,459               6,666         $1,254,161               $8,399
David J. Suden                       --             --        91,459               6,666            271,545                8,399
Kenneth J. Klinck                    --             --        87,917               3,333            410,413                4,200
Robert M. Wolf                       --             --        28,487               3,333             54,411                4,200

--------------------------
(1) Represents the difference between the option exercise price and the closing price of the Company's common stock as reported by Nasdaq on the date of exercise.
(2) Based on the difference between the December 31, 2002 closing price of $8.11 per share as reported on The Nasdaq Stock Market and the exercise price of the options.

RETIREMENT SAVINGS PLAN

         Rimage adopted a profit sharing and savings plan in 1991 under Section 401(k) of the Internal Revenue Code, which allows employees to contribute the lesser of (i) up to 16% of their pre-tax income to the plan or (ii) $11,000 ($12,000 if age 50 years or older). The 401(k) Plan includes a discretionary matching contribution by the Company. These discretionary contributions totaled $171,290, $167,715 and $168,314 in 2002, 2001 and 2000, respectively.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Rimage leases approximately 43,000 square feet of office, manufacturing and warehouse space from 7725 Washington Avenue Corporation, pursuant to a lease dated September 1998. Two of the Company's directors, Messrs. Fletcher and McNamara, are the only two shareholders in this corporation. The lease expires on September 30, 2003. Rent is approximately $444,000 per year, including a pro rata share of operating costs. Management believes that the terms of this lease is no less favorable to Rimage than would have been obtained from a nonaffiliated third party for similar space.


                      REPORT OF THE COMPENSATION COMMITTEE

         This is a report of the Compensation Committee of the Board of Directors of the Company, which is comprised of Mr. Quist (Chair), Mr. Reissner and Mr. Madison, each of whom is a non-employee director. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

         The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the salaries, compensation and benefits of executive officers and senior management of the Company.

         The Company's policy with respect to the compensation of executive officers is based upon the following principles: (1) executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel and (2) variable compensation should be established to provide incentive to improve performance and shareholder value. In determining executive officers' annual compensation, the Compensation Committee considers the overall performance of the Company, as well as the particular executive officer's position at the Company and the executive officer's performance on behalf of the Company. Rather than applying a formulaic approach to determining annual compensation, the Compensation Committee uses various surveys of executive compensation for companies of a similar size in comparable industries as a basis for determining competitive levels of cash compensation.

         During 2002, salaries of executive officers, including the Company's Chief Executive Officer, were set at levels that the Committee believes approximate the salaries of similarly situated individuals at comparable companies. Mr. Aldrich's base salary was $221,000 in 2002 and 2001.

         Executive officers are also eligible for discretionary bonuses, which the Board of Directors awards based upon the Company's overall performance and the contribution to such performance made by the executive officers' areas of responsibility. For 2002, the Compensation Committee established performance goals upon which cash bonuses would be established. Based upon realization of such goals, the Compensation Committee and the Board granted Mr. Aldrich a $125,655 bonus for 2002. The Compensation Committee is establishing specific performance goals for 2003 upon which cash bonuses will be established.

         The Company provides long-term incentive to its executives, and ties a portion of executive compensation to Company performance, through grants of stock options under the Company's 1992 Stock Option Plan. During 2002, the Company did not grant Mr. Aldrich or any other executive any stock options.

         The Compensation Committee believes that the objectives of the Company's compensation policy in providing fixed compensation to management adequate to avoid attrition and providing variable compensation in amounts and forms that encourage generation of value for shareholders were achieved during 2002.

                         By: The Compensation Committee
                             Steven M. Quist (Chair)
                                Thomas F. Madison
                                James L. Reissner

                                PERFORMANCE GRAPH

         The Company's common stock is quoted on The Nasdaq National Market. The following graph shows changes during the period from December 31, 1998, to December 31, 2002, in the value of $100 invested in: (1) the Nasdaq National Market Index (US); (2) Nasdaq Non-Financial Stocks Index and (3) the Company's common stock. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

                              [PLOT POINTS GRAPH]

--------------------------------------- -------------- --------------- -------------- -------------- ---------------
                                          12/31/98        12/31/99       12/29/00       12/31/01        12/31/02
--------------------------------------- -------------- --------------- -------------- -------------- ---------------
Nasdaq National Market Index               $100.00        $185.46         $111.90        $88.77          $61.38
--------------------------------------- -------------- --------------- -------------- -------------- ---------------
Nasdaq Non-Financial Stocks                $100.00        $196.05         $114.51        $87.57          $57.25
--------------------------------------- -------------- --------------- -------------- -------------- ---------------
Rimage Corporation                         $100.00        $128.00         $103.44        $97.44          $97.32
--------------------------------------- -------------- --------------- -------------- -------------- ---------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under federal securities laws, the Company's directors and officers, and any beneficial owner of more than 10% of a class of equity securities of the Company, are required to report their ownership of the Company's equity securities and any changes in such ownership to the Securities and Exchange Commission (the "Commission") and the securities exchange on which the equity securities are registered. Specific due dates for these reports have been established by the Commission, and the Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during the fiscal year ended December 31, 2002.

         Based upon information provided by officers and directors of the Company, the Company believes that all officers, directors and 10% shareholders filed all reports on a timely basis in the 2002 fiscal year, except options granted to non-employee directors were not timely filed on Form 5.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         The Audit Committee acts on behalf of the Board of Directors and the Company's shareholders by providing (1) oversight of the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (2) oversight of the independence and performance of the Company's independent accountants; and (3) an avenue of communication among the independent auditors, management and the Board of Directors.

         In accordance with its Charter, the Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by SAS No. 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                             BY: THE AUDIT COMMITTEE

                               Mr. Steven M. Quist
                              Mr. Thomas F. Madison
                          Mr. James L. Reissner (Chair)


                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Company has selected KPMG LLP as its independent auditors for its fiscal year ending December 31, 2002. Representatives of KPMG LLP, which has served as the Company's independent auditors since 1989, are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

         Fees billed or expected to be billed to the Company by KPMG LLP for the audit of the Company's consolidated annual financial statements for the year ended December 31, 2002 and for reviews of those consolidated financial statements included in the Company's quarterly reports on Form 10-Q totaled $118,741.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed or expected to be billed to the Company by KPMG LLP for services provided during the Company's 2002 fiscal year for Financial Information Systems Design and Implementation.

ALL OTHER FEES

         Fees billed or expected to be billed to the Company by KPMG LLP for services provided during the Company's 2002 fiscal year for all other non-audit services rendered to the Company totaled $66,050 which consisted solely of tax related services.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by action of the Company in accordance with the proxy rules. In order for a shareholder proposal to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company in writing at its corporate offices, 7725 Washington Avenue South, Minneapolis, MN 55439 no later than December 20, 2003.

         Pursuant to the Company's Bylaws, in order for any other proposal to be properly brought before the next annual meeting by a shareholder, including a nominee for director to be considered at such annual meeting, the shareholder must give written notice of such shareholder's intent to bring a matter before the annual meeting, or nominate the director, no later than December 20, 2003. Each such notice must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's Bylaws. If the Company receives notice of a shareholder proposal after December 20, 2003, such proposal also will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors for the Company's 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.


                                 OTHER BUSINESS

         At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.


                                      By Order of the Board of Directors



                                      Bernard P. Aldrich
                                      President and Chief Executive Officer

Minneapolis, Minnesota
April 18, 2003



Appendix A:       Charter of the Audit Committee
                  of the Board of Directors of Rimage Corporation

Appendix B:       Rimage Corporation Amended and Restated
                  1992 Stock Option Plan

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                               RIMAGE CORPORATION


I.       Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         * Monitor the independence and performance of the Company's independent auditors.

         * Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of The Nasdaq Stock Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

III.     Audit Committee Responsibilities and Duties; Review Procedures

         1. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls and receive reports from management regarding the Company's system of internal controls and disclosure controls and procedures.

         2. Discuss with management and the independent auditors any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

         3. Consult with management and the independent auditors on new developments in accounting and financial standards.

         4. With management and independent auditors, review the Company's significant financial (accounting and reporting) principles and participate in the selection and development of significant accounting estimates.

         5. Review quarterly and annual financial results with the independent auditors and management and discuss the earnings press release prior to release to the public.

         6. Recommend to the Company's Board of Directors the inclusion of the audited financial statements in the Company's annual report. Review and comment on the Company's annual report to shareholders, annual report on Form 10-K, and quarterly reports on Form 10-Q.

IV.      Independent Auditors

         7. The independent auditors are ultimately accountable to the Audit Committee. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence.

         8. Approve all auditing services and permitted non-audit services, except DE MINIMUS services, provided by the independent auditors, and the fees and other significant compensation to be paid to the independent auditors.

         9. Provide oversight of the independent auditors and have sole authority and responsibility for the engagement, removal and compensation of the independent auditors.

         10. Review the independent auditors' audit plan -- discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

         11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         13. Receive reports directly from independent auditors and resolve any disagreements between management and the independent auditors regarding financial reporting.

V.       Ethical and Legal Compliance

         14. Review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Receive reports from the Company's legal counsel regarding any dispute, litigation, regulatory matter or proceeding or any material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

         15. Review management's monitoring of the Company's compliance with the organization's Code of Conduct and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements. Grant waivers to senior officers and directors from such Code of Conduct, or provide any consent required under the Code of Conduct, when appropriate and in the best interest of the Company.

         16. Review and approve all transactions to which the Company is a party and in which any of the Company's officers, directors or 5% or greater shareholders or any "affiliate" of any of these persons has a direct or indirect material interest; except that the Audit Committee shall not be responsible for matters relating to the employment of the Company's officers or the compensation of the Company's officers or directors.

         17. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters; and (b) the submission by employees of concerns on a confidential and anonymous basis regarding accounting and auditing matters.

VI.      Other Audit Committee Responsibilities

         18. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the Securities and Exchange Commission.

         19. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         20. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

         21. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

         22. Review the independence of each member of the Audit Committee at least annually and communicate with the Board of Directors regarding the qualifications of each Audit Committee member.

                                                                      APPENDIX B

                               RIMAGE CORPORATION
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                                  April 4, 2003

         The purpose of the Amended and Restated Rimage Corporation 1992 Stock Option Plan (the "Plan") is to promote the growth and profitability of Rimage Corporation (the "Company") and its Affiliates by providing its employees, directors and consultants with an incentive to achieve long-term corporate objectives, to attract and retain employees and directors of outstanding competence, and to provide such employees and directors with an equity interest in the Company.

         1. STOCK SUBJECT TO PLAN. An aggregate of 3,195,000 shares (the "Shares") of the Common Stock, $.01 par value, of the Company ("Common Stock") may be subject to options or restricted stock granted under the Plan. Such Shares may be authorized but unissued Common Stock or authorized and issued Common Stock that has been or may be acquired by the Company. Shares that are subject to an option which expires or is terminated unexercised and shares of restricted stock which are forfeited shall again be available for issuance under the Plan.

         2.       ADMINISTRATION.

                  a. COMMITTEE. The Plan shall be administered by a Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of two or more members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

                  b. POWERS AND DUTIES. The Committee shall have the authority to grant Incentive Stock Options and Nonqualified Options, as defined in Section 4, and grant Restricted Stock, as defined in Section 6. Incentive Stock Options, Nonqualified Options and Restricted Stock are referred to collectively herein as "Awards." The Committee shall have the authority to make rules and regulations governing the administration of the Plan; to select the eligible employees to whom Awards shall be granted; to determine the type, amount, size, and terms of any Award; to determine the time when an Award shall be granted; the conditions, including the attainment of specified performance goals, required for the grant of an Award; to determine whether any restrictions shall be placed on Shares purchased pursuant to any option; to determine the time or times within which awards of restricted stock may be subject to forfeiture and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations need not be uniform, and may be made by it selectively among persons who are eligible to receive Awards under the Plan, whether or not such persons are similarly situated. All interpretations, decisions, or determinations made by the Committee pursuant to the Plan shall be final and conclusive.

                  c. FAIR MARKET VALUE. For the purposes of this Plan, "Fair Market Value" on a given date shall be (i) the average of the closing representative bid and asked prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") on such date, if the Common Stock is then quoted on Nasdaq; (ii) the last sale price of the Common Stock as reported on the Nasdaq National Market System on such date, if the Common Stock is then quoted on the Nasdaq National Market System; or (iii) the closing price of the Common Stock on such date on a national securities exchange, if the Common Stock is then being traded on a national securities exchange. If on the date as of which the Fair Market Value is being determined the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such Fair Market Value and, in connection therewith, shall take such actions and consider such factors as it deems necessary or advisable.

         3. ELIGIBILITY. Any employee, director or consultant of the Company or of any of its Affiliates shall be eligible to receive Awards under the Plan; except that only a director who is not otherwise an employee of the Company or any subsidiary of the Company (an "Eligible Director") shall be eligible to receive options under Section 5 of this Plan. A persons who has been granted an Award under this Plan, or under any predecessor plan, may be granted additional Awards if the Committee shall so determine. Except to the extent otherwise provided in the agreement evidencing an Award, the granting of an Award under this Plan shall not affect any outstanding Award previously granted under this Plan or under any other plan of the Company or any Affiliate. For purposes of the Plan, the term "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 425(e) and 425(f) of the Internal Revenue Code of 1986, as amended. Notwithstanding the foregoing, no person shall receive grants of Stock Options under this Plan that exceed 100,000 shares during any fiscal year of the Company.

         4. STOCK OPTIONS. The Committee may grant to eligible employees stock options which are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and may grant to employees, directors or consultants stock options which are not intended to so qualify ("Nonqualified Options"), or any combination thereof. A stock option granted pursuant to the Plan shall entitle the optionee, upon exercise, to purchase Shares at a specified price during a specified period. Options shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each option shall be subject to the following requirements:

                  a. TYPE OF OPTION. Each option shall be identified in the agreement pursuant to which it is granted as an Incentive Stock Option or as a Nonqualified Option, as the case may be.

                  b. TERM. No option shall be exercisable more than ten years after the date on which it is granted.

                  c. PAYMENT. The purchase price of Shares subject to an option shall be payable in full at the time the option is exercised. Payment may be made in cash, in shares of Common Stock having an aggregate Fair Market Value on the date of exercise which is not less than the option price, or by a combination of cash and such shares, as the Committee may determine, and subject to such terms and conditions as the Committee deems appropriate.

                  d. OPTIONS NOT TRANSFERABLE. Options shall not be transferable except to the extent permitted by the agreement evidencing such option; provided, that in no event shall any option be transferable by the optionee, other than by will or the laws of descent and distribution. Options shall be exercisable during an optionee's lifetime only by such optionee. If, pursuant to the agreement evidencing any option, such option remains exercisable after the optionee's death, it may be exercised, to the extent permitted by such agreement, by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise by reason of the optionee's death.

                  e. INCENTIVE STOCK OPTIONS. If an option is an Incentive Stock Option, it shall be subject to the following additional requirements:

                           i. The purchase price of Shares that are subject to
                  an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such Shares at the time the option is granted.

                           ii. The aggregate Fair Market Value (determined at
                  the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable by the optionee for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.

                           iii. An Incentive Stock Option shall not be
                  exercisable more than ten years after the date on which it is granted.

                           iv. The purchase price of Shares that are subject to
                  an Incentive Stock Option granted to an employee who, at the time such option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate shall not be less than 110% of the Fair Market Value of such Shares on the date such option is granted, and such option may not be exercisable more than five years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 425(d) of the Code shall apply in determining the stock ownership of any employee.

         Subject to the foregoing, options may be made exercisable in one or more installments, upon the happening of certain events, upon the fulfillment of certain conditions, or upon such other terms and conditions as the Committee shall determine.

         5. NON-EMPLOYEE DIRECTOR OPTIONS.

                  a. AUTOMATIC GRANT. In addition to any other Award which may be granted under this Plan, each Eligible Director shall receive automatically a Nonqualified Option to purchase 5,000 Shares or such other number of Shares, not to exceed 15,000 Shares, as determined from time to time by the Committee on the date of each annual meeting of shareholders of the Company at which such person is elected to serve on the Board of Directors of the Company.

                  b. VESTING; TERM. Options granted under this Section shall be exercisable in full six months after the date of grant of the option. Each option granted under this Section and all rights and obligations thereunder shall, subject to the provisions of Section 5(d) herein, expire ten years from the date of grant of the option.

                  c. EXERCISE PRICE. The option price for all options granted under this Section shall be the Fair Market Value of the Shares covered by the option on the date the option is granted.

                  d. TERMINATION.

                           i. In the event that an optionee of an option granted
                  under this Section shall cease to be a director of the Company for any reason other than his or her gross and willful misconduct, such optionee, or in the case of death or disability, such optionee's guardians, administrators or personal representatives, shall have the right to exercise the option granted under this Section at any time for the remainder of the term of the option to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of such termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

                           ii. In the event that an optionee of an option
                  granted under this Section shall cease to be a director of the Company by reason of his or her gross and willful misconduct during the course of his or her service as a director of the Company, including but not limited to wrongful appropriation of funds of the Company, or the commission of a gross misdemeanor or felony, the option granted under this Section shall be terminated as of the date of the misconduct.

         6. RESTRICTED STOCK AWARDS.

                  (a) GRANT OF RESTRICTED STOCK. The Committee may grant to any eligible person Shares subject to restrictions of this Section ("Restricted Stock"). Subject to the provision of this Plan and the award Agreement, at the time of the grant of Restricted Stock, the Committee shall determine the period during which the Shares awarded as Restricted Stock shall be subject to the risk of forfeiture and other terms and conditions (the "Restriction Period") as the Committee may specify. The Committee may, at any time, accelerate the date of lapse of restrictions with respect to all or any part of the shares awarded to a recipient. Recipients of Restricted Stock shall not be required to make any payment or provide consideration other than: (a) the rendering of services; (b) as provided in the agreement evidencing the Restricted Stock or (c) any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

                  (b) RESTRICTED STOCK HELD BY COMPANY. The Restricted Stock shall be held by the Company during the Restriction Period and no rights therein may be transferred, gifted, or otherwise alienated or hypothecated during the Restriction Period. If the Restricted Stock is maintained in uncertificated form, the Company shall denote such shares as being subject to restrictions as set forth in the agreement evidencing the Restricted Stock as part of the book entry of the Restricted Stock on the Company's Common Stock records.

                  (c) RIGHTS AS SHAREHOLDER. Except as provided in this Section or as otherwise provided in the Agreement, the recipient of Restricted Stock shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash or stock dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Shares (to the extent Shares are available under Section 1), subject to the same restrictions as the shares of Common Stock on which such dividends were issued. The Company shall mark its Common Stock records that the recipient of Restricted Stock is the owner of unrestricted Common Stock promptly after, and only after, the Restriction Period shall have expired without forfeiture in respect of such shares of Restricted Stock.

         7. AGREEMENTS. Each Award granted pursuant to the Plan shall be evidenced by an agreement setting forth the terms and conditions upon which it is granted. Multiple Awards may be evidenced by a single agreement. Subject to the limitations set forth in the Plan, the Committee may, with the consent of the person to whom an Award has been granted, amend any such agreement to modify the terms or conditions governing the Award evidenced thereby.

         8. ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, combination, or exchange of shares or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of Shares subject to Awards, in the option price or value of an option, or in the maximum number of Shares subject to this Plan, such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the issuance by the Company of any Common Stock, warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock.

         9. MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC. Subject to the provisions of the agreement evidencing any Award, if the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company shall have the power to make any arrangement it deems advisable with respect to outstanding Awards and in the number of Shares subject to this Plan, which shall be binding for all purposes of this Plan, including, but not limited to, the substitution of new Awards for any Awards then outstanding, the assumption of any such Awards, and the termination of such Awards.

         10. EXPENSES OF PLAN. The expenses of administering this Plan shall be borne by the Company and its Affiliates.

         11. RELIANCE ON REPORTS. Each member of the Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors be liable for any determination made or other action taken or omitted in reliance upon any such report or information, or for any action taken or omitted, including the furnishing of information, in good faith.

         12. RIGHTS AS STOCKHOLDER. Except to the extent otherwise specifically provided herein, no recipient of any Award shall have any rights as a stockholder with respect to Shares sold or issued pursuant to the Plan until certificates for such Shares have been issued to such person.

         13. GENERAL RESTRICTIONS. Each Award granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Committee:

                  a. the listing, registration, or qualification of any Shares related thereto upon any securities exchange or under any state or federal law;

                  b. the consent or approval of any regulatory body; or

                  c. an agreement by the recipient with respect to the disposition of any such Shares;

is necessary or desirable as a condition of the issuance or sale of such Shares, such Award shall not be consummated unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Committee.

         14. EMPLOYMENT RIGHTS. Nothing in this Plan, or in any agreement entered into hereunder, shall confer upon any employee or director the right to continue to serve as an employee or director of the Company or an Affiliate, or affect the right of the Company or an Affiliate to terminate such employee's or director's services at any time, with or without cause.

         15. WITHHOLDING. If the Company proposes or is required to issue Shares pursuant to the Plan, it may require the recipient to remit to it, or may withhold from such option or from the recipient's other compensation, an amount, in the form of cash or Shares, sufficient to satisfy any applicable federal, state, or local tax withholding requirements prior to the delivery of any certificates for such Shares.

         16. AMENDMENTS. The Board of Directors of the Company may at any time, and from time to time, amend the Plan in any respect, except that no amendment:

                  a. increasing the number of Shares available for issuance or sale pursuant to the Plan (other than as permitted by Sections 8 and 9);

                  b. changing the classification of persons eligible to participate in the Plan or the definition of an "Affiliate"; or

                  c. materially increasing the benefits accruing to participants under the Plan;

shall be made without the affirmative vote of stockholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duly held stockholders' meeting.

         17. EFFECTIVE DATE; DURATION. The Plan shall become effective upon adoption by the Board of Directors, subject to the approval of the Company's shareholders within twelve months from the date of such adoption.

         No Awards shall be granted under the Plan after the earlier of: (a) the date on which the Plan is terminated by the Board of Directors of the Company; or (b) May 21, 2013. Awards outstanding at the termination or expiration of the Plan may continue in accordance with their terms after such termination or expiration.

                                      PROXY
                                     [LOGO]
                               RIMAGE CORPORATION
               2003 ANNUAL MEETING OF SHAREHOLDERS - MAY 21, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bernard P. Alrich and David J. Suden, or any of them, with power of substitution to each, as attorneys and proxies, and hereby authorizes them to represent the undersigned at the Annual Meeting of Shareholders of Rimage Corporation to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, on Wednesday, May 21, 2003 at 3:30 p.m. Minneapolis, Minnesota time, and at any adjournment(s) or postponement(s) thereof, and to vote, as designated on the reverse side, all shares of Common Stock of Rimage Corporation held of record by the undersigned on April 8, 2003 and which the undersigned would be entitled to vote at such Annual Meeting, hereby revoking all former proxies.

         THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED






--------------------------------------------------------------------------------

                                                            -------------------
                                                           |COMPANY #          |
                                                           |CONTROL #          |
                                                            -------------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EAST *** IMMEDIATE

* Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on May 20, 2003.
* You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeroes.
*    Follow the simple instructions the voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Rimage Corporation, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.




            IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD
                             \ PLEASE DETACH HERE /

                                    RIMAGE CORPORATION 2003 ANNUAL MEETING OF SHAREHOLDERS
1. ELECTION OF  01 Bernard P. Aldrich  03 Thomas F. Madison  05 Steven M. Quist     [ ] Vote FOR all nominees  [ ] Vote WITHHELD
   DIRECTORS:   02 James L. Reissner   04 David J. Suden     06 Larry M. Benveniste     (except as marked)         from all nominees
                                                                                 __________________________________________________
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,          |                                                  |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |__________________________________________________|

2. APPROVAL OF THE RIMAGE CORPORATION AMENDED AND RESTATED 1992 STOCK
   OPTION PLAN.                                                                 [ ] For            [ ] Against           [ ] Abstain

3. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
   MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.                    [ ] For            [ ] Against           [ ] Abstain

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS
PROXY WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. pLEASE SIGN, DATE AND RETURN THIS PROXY FORM
USING THE ENCLOSED ENVELOPE.

Check appropriate box:

Address Change? [ ]     I plan to attend the meeting. [ ]                             Date: __________________________________, 2003

Indicate changes below:
                                                                                 __________________________________________________
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |__________________________________________________|

                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such. If a
                                                                                corporation, please sign in full corporate name
                                                                                by authorized officer. If a partnership, please
                                                                                sign in partnership name by an authorized person.